UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – November 11, 2011
(Date of earliest event reported)

QEP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 500, Denver, Colorado 80265
(Address of principal executive offices)

Registrant’s telephone number, including area code 303-672-6900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 -	Financial Information

Item 4.01	Changes in Registrant’s Certifying Accountant.

On November 11, 2011 the Audit Committee of the Board of Directors of QEP Resources, Inc. (the “Company”) approved the engagement of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2012.   PWC has informed the Company that it completed the prospective client evaluation process on November 15, 2011.  In connection with the selection of PWC, also on November 11, 2011, the Audit Committee informed Ernst & Young LLP (“E&Y”) that it will be dismissed as the Company’s independent registered public accounting firm no later than the date of the filing of the Company’s Form 10-K for the 2011 fiscal year.  The decision to change auditors was the result of a request for proposal process that included the largest four public accounting firms, conducted as part of the Company’s ongoing efforts to enhance its corporate governance practices.

During the years ended December 31, 2010 and 2009, and through November 17, 2011, neither the Company nor anyone on its behalf has consulted with PWC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither written nor oral advice was provided to the Company that PWC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined by Item 304(a)(1)(v) of Regulation S-K).

The report of E&Y on the Company’s consolidated financial statements for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report includes an explanatory paragraph related to the Company’s adoption of ASC 810-10-65-1, “Noncontrolling Interests in Consolidated Financial Statements”, and SEC Release No. 33-8995, “Modernization of Oil and Gas Reporting.”

During the years ended December 31, 2010 and 2009, and through November 17, 2011, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in its report on the consolidated financial statements for such year.

During the years ended December 31, 2010 and 2009, and through November 17, 2011, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided E&Y with a copy of the above disclosures, and E&Y has furnished the Company with a letter addressed to the SEC stating it agrees with the statements made above.  A copy of E&Y’s letter dated November 17, 2011 is attached as Exhibit 16.1 to this Report.

Section 9 -	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No .	Exhibit

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 17, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QEP Resources, Inc.
(Registrant)

November 17, 2011
/s/Richard J. Doleshek
Richard J. Doleshek
Executive Vice President and
Chief Financial Officer

List of Exhibits:

Exhibit No .	Exhibit

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 17, 2011